================================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                              -------------------


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 27, 1995



                             --------------------


                          INFORMATION RESOURCES, INC.
            (Exact name of registrant as specified in its charter)



       DELAWARE                     0-11428                  36-2947987
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                          Identification No.)



         150 NORTH CLINTON
         CHICAGO, ILLINOIS                                      60661
(address of principal executive offices)                      (zip code)


                                (312) 726-1221
                        (Registrant's telephone number)

================================================================================

ITEM 2. DISPOSITION OF ASSETS

  On July 27, 1995 (the "Closing Date"), Information Resources, Inc. ("IRI") completed the sale to Oracle Corporation ("Oracle") of certain assets and related application products relating to its on-line analytical processing ("OLAP" or "the General Software Business") business previously operated by IRI Software, IRI's software division ("IRI Software"). The sale transaction was consummated pursuant to the terms of an Amended and Restated Asset Purchase Agreement dated as of June 12, 1995 between IRI and Oracle (the "Purchase Agreement"). IRI and Oracle also entered into certain on-going licensing and support agreements.

  Pursuant to the Purchase Agreement, IRI has sold to Oracle its Express technology and the family of general-purpose Express-based products including the base DataServer platform and general application products such as the Express Financial Management System (FMS), the Express Enterprise Information System (EIS) and the ExpressView object-oriented tool for OLAP.

  IRI has retained ownership of its DataServer family of sales and marketing applications including DataServer Targeter, Partners, The Category Manager and Promotion Planner. IRI has also retained the Apollo space management system and IRI Logistics software products.

  Oracle has paid IRI $100 million (subject to adjustment) and assumed certain liabilities relating to the acquired assets and related business. Pursuant to the terms of an Escrow Agreement dated as of the Closing Date, $11.8 million of the purchase price has been deposited in an interest bearing escrow trust.

  Pursuant to the terms of a Licenses-Back Agreement dated as of the Closing Date, Oracle has agreed to license back to IRI, on a nonexclusive, worldwide and perpetual basis, certain software technology underlying certain software products (including, in particular, Express and DataServer Analyzer) to enable IRI to continue providing software products and support services to the consumer packaged goods industry.

  In connection with the sale, Mr. Jeffrey Stamen resigned as President of IRI Software and assumed responsibilities as Senior Vice President of the OLAP products division of Oracle. Mr. Stamen remains a director of IRI.

  The foregoing is qualified in its entirety by reference to the Purchase Agreement and IRI's press releases dated June 12, 1995 and July 28, 1995, copies of which are attached hereto as exhibits and which are hereby incorporated by reference herein. The Purchase Agreement contains provisions with respect to conditions to closing and termination.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Pro forma financial information.
            --------------------------------

               (1) Pro forma condensed consolidated financial information (unaudited) of the Information Resources, Inc. (see Attachment 1 immediately following the signature page)

        (c) Exhibits
            --------

             2.1 Amended and Restated Asset Purchase Agreement dated as of June 12, 1995

            20.1 Press Release, dated June 12, 1995 issued by Information Resources, Inc.

            20.2 Press Release, dated July 28, 1995 issued by Information Resources, Inc.

                                  SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                              INFORMATION RESOURCES, INC.



Date:  August 10, 1995        By
                                 ----------------------------------
                                 Gary M. Hill
                                 Executive Vice President - Finance
                                 Chief Financial Officer

                                                                   ATTACHMENT 1



             SUMMARIZED UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF INFORMATION RESOURCES, INC.


     Upon consummation of the sale described in Item 2, Information Resources, Inc. ("IRI"), provides a variety of information, software and consulting services and products to its customers. IRI is a leading provider of information services to the consumer packaged goods industry, supplying proprietary data bases, analytical models and software that enable consumer packaged goods manufacturers and retailers to make better, more cost-effective decisions in marketing and selling their products. IRI also offers services to assist manufacturers, retailers and wholesalers of consumer packaged goods in the implementation of various Efficient Consumer Response initiatives, including logistics services, "pay-for-performance" promotions and supply chain re-engineering.

     The following information sets forth, for the periods and at the dates indicated, summarized unaudited pro forma condensed consolidated financial information for IRI. This information is derived from the historical consolidated financial statements and notes thereto and reflects (a) the condensed consolidated results of operations as if the following transactions had occurred on December 31, 1993 and (b) the condensed consolidated balance sheet as if the sale of the General Software Business occurred on March 31, 1995.

     The transactions impacting pro forma financial information are:

            (1) In July 1995 IRI sold its General Software Business to Oracle for approximately $100 million.

            (2) In July 1995 IRI repaid all of its outstanding bank borrowings using a portion of the cash proceeds of the sale.

     The pro forma condensed consolidated financial information reflects: (1) recognition of the estimated impact of the sale of the General Software Business to Oracle and (2) the decrease in net interest expense resulting from the assumed payment of bank loans with proceeds from the sale. The net gain on the sale of the General Software Business to Oracle is not reflected in the unaudited pro forma condensed consolidated statements of operations for the periods presented. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, interest income on the remaining excess cash proceeds from the sale of the General Software Business after repayment of bank indebtedness and related expenses has not been benefited in the unaudited pro forma condensed consolidated statements of operations for the periods presented.

     The pro forma unaudited condensed consolidated financial information is not necessarily indicative of the consolidated results of operations as they might have been if the sale had been consummated on the assumed dates.

                                      (1)

                                                                                                            ATTACHMENT  I
                                                    INFORMATION RESOURCES, INC.
                                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                            (Unaudited)


                                                                                      Pro Forma Adjustments
                                                   Historical                           Add (Deduct)                    Pro Forma
                                             -----------------------       ------------------------------------------   ---------
                                                                Sale of
                                          March 31, 1995     General Software      Use of              March 31,
                                           As Reported         Business (a)      Proceeds (b)            1995
                                           -----------         ------------      ------------            ----
                                                                            (In thousands)
ASSETS

Current assets:
  Cash and cash equivalents.............    $ 11,785            $ 88,200          ($76,100)               $ 23,885
  Accounts receivable, net..............     140,314             (30,663)                                  109,651
  Deferred income taxes.................       4,636                                                         4,636
  Prepaid expenses and other............       8,843                (501)                                    8,342
  Escrow trust cash investment..........                          11,800                                    11,800
                                            --------            --------          ---------               --------

  Total current assets..................     165,578              68,836           (76,100)                158,314

Property & equipment, net...............      64,603              (5,783)                                   58,820

Investments.............................      19,628                                                        19,628

Other assets
  Deferred data procurement costs, net..      98,282                                                        98,282
  Capitalized software, net.............      24,187             (16,868)                                    7,319
  Goodwill, net.........................       8,818                (672)                                    8,146
  Other.................................      12,973                (490)                                   12,483
                                            --------            --------          ---------               --------

                                            $394,069            $ 45,023          ($76,100)               $362,992
                                            ========            ========          =========               ========

LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of capitalized
    leases..............................    $  2,023            $    (28)         $     --                $  1,995
  Current maturities of long-term debt..       3,000                                (3,000)
  Accounts payable......................      30,003              (2,189)                                   27,814
  Accrued liabilities...................      21,862               9,906           (15,100)                 16,668
  Deferred revenue......................      23,313              (6,211)                                   17,102
  Other.................................       5,775                                                         5,775
                                            --------            --------          ---------               --------

  Total current liabilities.............      85,976               1,478           (18,100)                 69,354

Long-term debt..........................      55,000                               (55,000)
Long-term capitalized leases............       2,881                 (53)                                    2,828
Deferred income taxes...................      13,166              19,650            (3,000)                 29,816
Deferred gain...........................       4,359                                                         4,359
Other liabilities.......................       1,788                 (52)                                    1,736
                                            --------            --------          ---------               --------

Total liabilities.......................     163,170              21,023           (76,100)                108,093

Stockholders' equity....................     230,899              24,000                                   254,899
                                            --------            --------          ---------               --------

                                            $394,069            $ 45,023          ($76,100)               $362,992
                                            ========            ========          =========               ========

Notes:

(a) Reflects: (1) the sale of certain assets and liabilities of IRI's General Software Business to Oracle for the total cash proceeds of $100 million, including $88.2 million at closing and $11.8 million of cash to an interest bearing escrow trust; (2) the accrual of approximately $15.1 million of related expenses of sale, principally severance and professional fees; and
     (3) the estimated gain on sale net of income taxes.
(b) Reflects the assumed repayment of bank loans bearing interest at a floating rate and the payment of estimated severance, income taxes arising from the sale after utilization of net operating loss carryforwards, and other transaction costs.


                                      (2)

                          INFORMATION RESOURCES, INC.               ATTACHMENT I
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                  (Unaudited)

                                                        Pro Forma Adjustments
                                    Historical              Add (Deduct)                  Pro Forma
                                   -----------  --------------------------------------  -------------
                                   Year Ended     Sale of       Reduction
                                   December 31,   General      of Interest   Income       Year Ended
                                      1994        Software      on Debt        Tax       Decermber 31,
                                   As Reported   Business (a)  Payment (b)  Expense (c)      1994
                                   ------------  ------------  -----------  -----------  -------------
                                                 (In thousands, except per share data)
Revenues..........................  $  376,570     $(63,244)      $           $            $  313,326

Costs and expenses
 Operating expenses...............    (325,507)      58,519                                  (266,988)
 Selling, general and
  administrative expenses.........     (45,757)      11,966                                   (33,791)
                                    ----------     --------       ------      -------      ----------
Operating profit..................       5,306        7,241                                    12,547

Interest expense and other, net...      (1,580)                    1,827                         247

Litigation provision..............      (8,275)                                                (8,275)

Equity in loss of
  affiliated companies............      (9,173)                                                (9,173)
                                    ----------     --------       ------       -------     ----------

Income (loss) before income taxes,
  minority interests and cumulative
  effect of change in accounting
  principle.......................     (13,722)       7,241        1,827                      (4,654)


Income tax benefit (expense)......       3,822                                  (3,627)           195
                                    ----------     --------        ------      -------     ----------

                                        (9,900)       7,241         1,827       (3,627)        (4,459)

Minority interest.................         979                                                    979
                                    ----------     --------        ------      -------     ----------
Income (loss) before cumulative
  effect of change in accounting
  principle.......................  $   (8,921)    $  7,241        $1,827      $(3,627)    $  ($3,480)
                                    ==========     ========        ======      =======     ==========

Loss before cumulative effect of
  change in accounting principle per
  common and common equivalent
  share...........................  $    (0.34)                                       /(d)/$    (0.13)
                                    ==========                                             ==========
Weighted average common and
 common equivalent shares.........  26,056,000                                             26,056,000
                                    ==========                                             ==========

Notes:

(a) Reflects the decrease in revenues and costs and expenses resulting from the sale of IRI's General Software Business to Oracle before income tax effects.
(b) Reflects the decrease in interest expense resulting from the assumed use of excess cash to repay average outstanding bank indebtedness of approximately $28 million at the average historical rate of 7.8% at January 1, 1994. The excess cash proceeds used are comprised of $100 million of cash received at closing less $11.8 million invested in an interest bearing escrow trust; $15.1 million used to pay severance and other expenses of the sale; and $3 million used to pay income taxes after utilization of net operating loss carryforwards.
(c) Reflects income tax expense, calculated at the statutory rate, resulting from the elimination of the operating loss of the General Software Business and lower interest expense from the assumed payment of bank debt obligations.
(d) If the remaining cash proceeds of approximately $54 million were invested in U.S. Treasury securities, with an annual yield of 5.3%, pro forma net loss before cumulative effect of change in accounting principle would be benefited by $.07 per share.

                                      (3)

                         INFORMATION RESOURCES, INC.                ATTACHMENT I
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)

                                                        Pro Forma Adjustments
                                    Historical              Add (Deduct)                  Pro Forma
                                   ------------  --------------------------------------  -------------
                                   Three Months
                                      Ended       Sale of       Reduction                Three Months
                                    March 31,     General      of Interest   Income         Ended
                                      1995        Software      on Debt        Tax         March 31,
                                   As Reported   Business (a)  Payment (b)  Expense (c)      1995
                                   ------------  ------------  -----------  -----------  -------------
                                                 (In thousands, except per share data)
Revenues...........................  $  104,795    $(18,405)      $            $           $   86,390

Costs and expenses
 Operating expenses................     (98,151)     17,287                                   (80,864)
 Selling, general and
  administrative expenses..........     (11,624)      2,834                                    (8,790)
                                     ----------    --------       ------       -------     ----------

Operating profit (loss)............      (4,980)      1,716                                    (3,264)

Interest expense and other, net....        (954)                   1,096                          142

Equity in loss of
  affiliated companies.............         (49)                                                  (49)
                                     ----------    --------       ------       -------     ----------

Income (loss) before income taxes..      (5,983)      1,716        1,096                       (3,171)

Income tax benefit (expense).......       2,692                                 (1,125)         1,567
                                     ----------    --------       ------       -------     ----------

Net income (loss)..................  $   (3,291)   $  1,716       $1,096       $(1,125)    $   (1,604)
                                     ==========    ========       ======       =======     ==========

Net loss per common and
  common equivalent share..........  $    (0.12)                                      /(d)/$    (0.06)
                                     ==========                                            ==========

Weighted average common and
 common equivalent shares..........  26,615,000                                            26,615,000
                                     ==========                                            ==========

Notes:

(a) Reflects the decrease in revenues and costs and expenses resulting from the sale of IRI's General Software Business to Oracle before income tax effects.
(b) Reflects the decrease in interest expense resulting from the assumed use of excess cash to repay average outstanding bank indebtedness of approximately $44 million at the average historical rate of 10.0% at January 1, 1995. The excess cash proceeds used are comprised of: $100 million of cash received at closing less $11.8 million invested in an interest bearing escrow trust; $15.1 million used to pay severance and other expenses of the sale; and $3 million used to pay income taxes after utilization of net operating loss carryforwards.
(c) Reflects income tax expense, calculated at the statutory rate, resulting from the elimination of the operating loss of the General Software Business and lower interest expense from the assumed payment of bank debt obligations.
(d) If the remaining cash proceeds of approximately $38 million were invested U.S. Treasury securities, with an annual yield of 6.7%, pro forma net loss would be benefited by $.01 per share.

                                      (4)

                                 EXHIBIT INDEX


                                                                 SEQUENTIALLY
EXHIBIT                 DESCRIPTION                             NUMBERED PAGE
- -------                 -----------                             -------------

  2.1 Amended and Restated Asset Purchase Agreement, dated as of June 12, 1995 by and between IRI and Oracle

 20.1          Press Release, dated June 12, 1995

 20.2          Press Release, dated July 28, 1995